UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

                               (Amendment No. ___)

Filed by the Registrant  [x]

Filed by a party other than the Registrant  [ ]

Check the appropriate box:

[x]    Preliminary Proxy Statement

[ ]    Definitive Proxy Statement            [ ] Confidential, for Use of the
                                                 Commission Only (as permitted
[ ]    Definitive Additional Materials           by Rule 14a-6(e)(2))

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                   American Fidelity Dual Strategy Fund, Inc.
         -------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


         -------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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          pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the
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[ ]  Check box  if any part  of the  fee is offset  as provided  by Exchange Act
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     paid  previously. Identify  the previous  filing by  registration statement
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

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC. (R)

                            Important Proxy Materials

Dear Participant:

     Thank you very much for taking the time to review this important information. American Fidelity Dual Strategy Fund is holding a Special Shareholders Meeting on April 11, 2003 to vote on two important proposals that affect the Fund. Because you have a voting interest in the Fund, we want you to vote on the changes described below, which are described in more detail in the accompanying Proxy Statement. YOUR VOTE IS VERY IMPORTANT!

     The Fund's Board of Directors has selected a new sub-advisor to assist in managing the Fund's assets and needs your approval of the new Sub-Advisory Agreement. The Fund's Board of Directors also proposes to amend the Fund's Management and Investment Advisory Agreement with its investment advisor, American Fidelity Assurance Company. Neither of the proposals will increase fees paid by you or by the Fund.

     The Fund's Board of Directors asks you to approve: (1) the Investment Sub-Advisory Agreement between the Fund and Seneca Capital Management LLC, and
(2) the Amended and Restated Management and Investment Advisory Agreement between the Fund and American Fidelity Assurance Company.

     Voting is quick and easy. To cast your vote, simply complete the enclosed Participant Voting Instruction Card, sign it and mail it in the envelope we provided. If you have any questions before you vote, please call the telephone number on the cover of the Proxy Statement.

                                             Sincerely,


                                             JOHN W. REX
                                             John W. Rex
                                             President

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC. (R)

                            2000 N. Classen Boulevard
                          Oklahoma City, Oklahoma 73106
                                 1-800-662-1106

                            NOTICE OF SPECIAL MEETING

     Notice is hereby given that a Special Meeting of Shareholders of American Fidelity Dual Strategy Fund, Inc. (R), a Maryland corporation, will be held on April 11, 2003 at 9:00 a.m., Central Time, in the Arcade Conference Room of the Fund's offices at 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106. At the meeting, the Fund's shareholders will be asked to consider and vote upon the following:

          (1) To approve the Investment Sub-Advisory Agreement between the Fund and Seneca Capital Management LLC;

          (2) To approve the Amended and Restated Management and Investment Advisory Agreement between the Fund and its investment advisor, American Fidelity Assurance Company; and

          (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

     Shareholders of record at the close of business on January 31, 2003 are entitled to notice of the meeting and may vote on the matters described above. Variable product participants with a voting interest in the Fund as of the close of business on January 31, 2003 are invited to provide voting instructions and may also attend the meeting. The accompanying Proxy Statement contains more information about how you can cast your vote. The Proxy Statement also discusses in more detail the matters that will be addressed at the meeting.

     Whether you plan to attend the meeting or not, please complete, sign and return the enclosed Participant Voting Instruction Card so that you will be represented at the meeting. If you attend the meeting, you may change your vote at that time, but attending the meeting will not automatically revoke your voting instructions.


                                          By Order of the Board of Directors

                                          DANIEL D. ADAMS, JR.
                                          Daniel D. Adams, Jr.
                                          Secretary
Oklahoma City, Oklahoma
February 27, 2003

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC. (R)

                            2000 N. Classen Boulevard
                          Oklahoma City, Oklahoma 73106
                                 1-800-662-1106

                                 PROXY STATEMENT

                         Special Meeting of Shareholders
                                 April 11, 2003

     This Proxy Statement is furnished on behalf of the Board of Directors of American Fidelity Dual Strategy Fund in connection with the Fund's solicitation of proxies to be used to vote at a Special Meeting of Shareholders to be held on April 11, 2003 at 9:00 a.m., Central Time, in the Arcade Conference Room of the Fund's offices at 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106. This Proxy Statement is being mailed to shareholders and participants on or about February 27, 2003.

     At the meeting, the Fund's shareholders will be asked to consider and vote upon the following:


          (1) To approve the Investment Sub-Advisory Agreement between the Fund and Seneca Capital Management LLC (please see Appendix A);


          (2) To approve the Amended and Restated Management and Investment Advisory Agreement between the Fund and its investment advisor, American Fidelity Assurance Company (please see Appendix B); and


          (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

     You may request a free copy of the Fund's most recent annual report and semi-annual report by calling 1-800-662-1106 or by sending a written request to the Fund at P.O. Box 25520, Oklahoma City, Oklahoma 73125-0520.

                                TABLE OF CONTENTS

Summary........................................................................1
Voting Procedures..............................................................2
Proposal One:  Approval of Sub-Advisory Agreement..............................3
         Board of Directors Recommendation.....................................3
         Background............................................................3
         The Proposed Sub-Advisory Agreement...................................3
         About Seneca Capital Management.......................................5
         Basis for the Board's Recommendation..................................6
Proposal Two:  Approval of Amended Advisory Agreement..........................8
         Board of Directors Recommendation.....................................8
         Background............................................................8
         Amendments to Original Advisory Agreement.............................8
         Terms Unchanged From Original Advisory Agreement......................9
         Officers and Directors of American Fidelity Assurance Company........10
         Basis for the Board's Recommendation.................................11
Information About the Fund....................................................12
General Information...........................................................12
Investment Sub-Advisory Agreement.....................................Appendix A
Amended and Restated Management and Investment Advisory Agreement.....Appendix B

                                     SUMMARY

Proposal One                               Proposal Two

Approval of                                Approval of Amended
Sub-Advisory Agreement                     Advisory Agreement

     The Fund's  investment  advisor,           American   Fidelity    Assurance
American Fidelity Assurance Company, Company has served as the Fund's previously engaged two sub-advisors investment advisor since the Fund's on behalf of the Fund to manage the inception in 1998. The Fund's Board Fund's assets. On November 6, 2002, of Directors has approved an Amended
                                           and    Restated     Management    and
the   Fund's   Board   of   Directors      Investment     Advisory    Agreement,
approved the termination of one of subject to shareholder approval. The the Fund's sub-advisors and approved proposed Amended and Restated
an  interim   agreement  with  a  new      Agreement   does  not   increase  the
sub-advisor that  will now  assist in      Fund's  fee   payable   to   American
managing   the  Fund's  assets.   The      Fidelity Assurance Company.
change  in   sub-advisors   will  not
increase  fees  paid  by the  Fund or      The   Fund's   Board   of   Directors
you.                                       recommends  APPROVAL  of the  Amended
                                           and    Restated     Management    and
The Fund's Board of Directors Investment Advisory Agreement with recommends APPROVAL of the proposed American Fidelity Assurance Company, Sub-Advisory Agreement with Seneca which is attached as Appendix B. The Capital Management LLC, which is proposed Amended and Restated attached as Appendix A. Although the Agreement is substantially similar to Board of Directors approved an the Fund's original Advisory interim sub-advisory agreement with Agreement with American Fidelity Seneca, shareholder approval is Assurance Company, except that (1) it required in order to extend the includes a provision requiring that Seneca agreement beyond a short American Fidelity Assurance Company interim period. Most of the material reimburse the Fund for expenses terms of the proposed Sub-Advisory incurred by the Fund in connection
Agreement are  substantially  similar      with   the   Fund's   indemnification
to the material terms of the agreements with its directors, and terminated sub-advisory agreement. (2) it includes a provision requiring Although the fee to Seneca in the American Fidelity Assurance Company
proposed  Sub-Advisory  Agreement  is      to compensate  the Fund's  personnel,
more   than   the  fee  paid  to  the      officers and directors.
previous    sub-advisor   under   the
terminated agreement, the increased You can read more about the Amended fee will not affect the Fund's fees and Restated Management and or your fees because the Fund's Investment Advisory Agreement on
investment  advisor  pays the  Fund's      pages  8  through  11 of  this  Proxy
sub-advisory  fees on  behalf  of the      Statement.
Fund.

You can read more about the  proposed
Sub-Advisory Agreement with Seneca on
pages  3  through  7  of  this  Proxy
Statement.

                                VOTING PROCEDURES

Participants Entitled to Vote

     Participants who had a voting interest in the Fund as of the close of business on January 31, 2003 are entitled to vote in connection with the Special Shareholders Meeting on April 11, 2003. As of January 31, 2003, there were 9,236,709.0797 shares of the Fund outstanding, each representing a participant's voting interest in the Fund. Currently, the Fund's shares are available for purchase only by American Fidelity Separate Account A, American Fidelity Separate Account B and American Fidelity Separate Account C. Because only separate accounts of insurance companies may purchase shares of the Fund, participants may only invest indirectly in the Fund by purchasing a variable annuity contract issued by a separate account or by participating in a contract available through an employer's retirement plan. When we talk about "you" in this Proxy Statement, we mean the participants.

     Persons who invest in the variable annuity contracts offered by the separate accounts are called "participants" in the variable annuity contracts. Upon receiving a participant's investment in a variable annuity contract, the separate account, acting through American Fidelity Assurance Company, purchases shares of the Fund on behalf of the participant. American Fidelity Assurance Company is the sole shareholder of record of the Fund's shares. As such, it will vote the Fund's shares on behalf of Separate Account A, Separate Account B and Separate Account C in accordance with instructions received from the participants in the variable annuity contracts offered by the separate accounts.

     The interests of participants in any of the variable annuity contracts for which no timely instructions are received will be voted in proportion to the instructions that are received from the participants who return the accompanying Participant Voting Instruction Card. Each share of the Fund is entitled to one vote and each fractional share is entitled to a proportionate share of one vote.

Vote Required to Approve the Proposals

     The affirmative vote of a majority of the outstanding voting securities of the Fund is required to approve each of the proposals. The vote of a majority of the outstanding voting securities of the Fund means the lesser of (1) the vote of 67% or more of the Fund's shares present at the meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy at the meeting, or (2) the vote of more than 50% of the Fund's shares. American Fidelity Assurance Company will vote the Fund's shares based on instructions received from the participants, as discussed above.

Other Voting Matters

     If you sign and return your Participant Voting Instruction Card, but do not give any instructions, your interests in the Fund will be voted FOR the proposals on the Participant Voting Instruction Card. With respect to any other matters (none of which are known to the Fund's Board of Directors at this time) that may be presented at the meeting, all interests in the Fund will be voted in the discretion of American Fidelity Assurance Company.

     You may vote on the proposals by:

     o Completing the enclosed Participant Voting Instruction Card, signing it and mailing it back to the Fund, or

     o    Attending the meeting and giving instructions in person.

     All Participant Voting Instruction Cards that are properly executed and received by the Secretary prior to the meeting, which are not revoked, will be voted by American Fidelity Assurance Company at the meeting. You may revoke your voting instructions at any time prior to the meeting by written notice to the Fund, by executing subsequent voting instructions or by giving instructions in person at the meeting. Attendance at the meeting alone will not serve to revoke your voting instructions. Because American Fidelity Assurance Company is the Fund's only shareholder of record, none of the shares can be voted by a broker.

                PROPOSAL ONE: APPROVAL OF SUB-ADVISORY AGREEMENT

Board of Directors Recommendation

     The Fund's Board of Directors recommends APPROVAL of the proposed Investment Sub-Advisory Agreement with Seneca, which is attached as Appendix A. The sub-advisory fees paid to Seneca under the proposed Sub-Advisory Agreement will be paid by American Fidelity Assurance Company, and will not increase the fees paid by the Fund or its participants.

Background

     In  1998,  the  Fund's  investment  advisor,  American  Fidelity  Assurance
Company, engaged Lawrence W. Kelly & Associates, Inc. and Todd Investment Advisors, Inc. as sub-advisors to manage the assets of the Fund. Prior to that time, both sub-advisors had served since 1995 as sub-advisors of the Fund's predecessor, American Fidelity Variable Annuity Fund A. Todd Investment Advisors continues to serve as a sub-advisor of the Fund. Todd Investment Advisors has offices at 101 South Fifth Street, Suite 3160, Louisville, Kentucky 40202. On November 6, 2002, the Fund's Board of Directors approved the termination of the sub-advisory agreement with Lawrence W. Kelly & Associates. (For more information about the Board's decision to terminate the sub-advisory agreement with Lawrence W. Kelly & Associates, please see page 6.)

     The Fund's Board of Directors approved an interim Sub-Advisory Agreement with Seneca, pursuant to which Seneca has served as an interim sub-advisor to the Fund since the termination of the previous sub-advisor. The fee to Seneca under the interim agreement is identical to the fee that was paid under the terminated agreement.

     Pursuant to federal securities laws, the interim agreement with Seneca has a limited term. In order to extend the Seneca agreement beyond a short interim period, shareholder approval is required of the proposed Investment Sub-Advisory Agreement, attached as Appendix A. The terms of the interim Sub-Advisory Agreement are identical to the terms of the proposed Sub-Advisory Agreement, except that the fee payable to Seneca under the interim Sub-Advisory Agreement is equal to 0.075% of the value of the Fund's assets under Seneca's management (0.30% on an annual basis); whereas, the fee payable to Seneca under the proposed Sub-Advisory Agreement is equal to 0.105% of the value of the Fund's assets under Seneca's management (0.42% on an annual basis). Because the Fund's investment advisor pays the Fund's sub-advisory fees, the increased fee will not affect the Fund's fees or your fees.

The Proposed Sub-Advisory Agreement

     Many of the material terms of the proposed Sub-Advisory Agreement with Seneca are substantially similar to the material terms of the terminated sub-advisory agreement. Below is a summary of the material terms of the proposed Sub-Advisory Agreement with Seneca. To the extent that the terms of the Seneca agreement differ materially from the terms of the terminated sub-advisory agreement, those differences are discussed below.

  Powers and Duties

     The powers and duties of Seneca under the proposed Sub-Advisory Agreement are substantially the same as the sub-advisor's powers and duties under the terminated sub-advisory agreement. Subject to supervision by American Fidelity Assurance Company and the Fund's Board of Directors, Seneca has complete discretion and authority in the investment and reinvestment of the Fund's assets that are under Seneca's management, as described in the proposed Sub-Advisory Agreement. Seneca will provide investment advisory services to the Fund, including deciding what securities will be acquired, held or disposed of, and subject to certain limitations, what portion of the assets managed by Seneca will be held uninvested. Additional powers and responsibilities include soliciting brokers to effect transactions and negotiating brokerage commissions, in each case with respect to the Fund's securities under Seneca's management. In addition, Seneca will determine the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities managed by Seneca will be exercised. Neither Seneca nor any of its affiliates may act as a broker for Fund securities transactions.

  Duration

     If the proposed Sub-Advisory Agreement with Seneca is approved at the shareholders meeting on April 11, 2003, the agreement will become effective shortly after the meeting. The agreement will continue in effect for one year and for successive one-year periods subject to annual approval by (1) the Fund's Board of Directors or a majority vote of the Fund's shareholders, and (2) a majority of the Fund's independent directors.

  Termination

     The proposed Sub-Advisory Agreement with Seneca may be terminated at any time, upon 30 days written notice, without penalty, (1) by American Fidelity Assurance Company, the Fund's Board of Directors or a majority vote of the Fund's shareholders, or (2) by Seneca. The proposed Sub-Advisory Agreement also provides that it will terminate automatically in the event of its assignment or if Seneca ceases to be registered as an investment advisor under the Investment Advisers Act of 1940 or other applicable law or becomes subject to an order of the Securities and Exchange Commission or other regulatory authority restricting its activities.

  Fees

     Under the proposed Sub-Advisory Agreement with Seneca, Seneca is entitled to receive an annual fee equal to 0.42% of the Fund's assets under its management. This fee arrangement is higher than the fee arrangement contained in the terminated sub-advisory agreement, which provided for payment to the previous sub-advisor of 0.30% of the Fund's assets under the sub-advisor's management.

     Although  the  fee  payable  to  Seneca  under  the  proposed  Sub-Advisory
Agreement is higher than the fee paid under the terminated sub-advisory agreement, the Fund will not pay a higher fee because the sub-advisory fees are paid by American Fidelity Assurance Company, not by the Fund. The increased fee under the proposed Sub-Advisory Agreement will not affect the Fund's fees or your fees.

  Broker-Dealer Relations

     The proposed Sub-Advisory Agreement with Seneca provides that, when placing orders with brokers and dealers, Seneca must use its best efforts to obtain the most favorable net price and execution available except to the extent otherwise provided by Section 28(e) of the Securities Exchange Act of 1934. In selecting brokers to effect portfolio transactions, Seneca uses its best efforts to obtain for its clients the most favorable price and execution available except to the extent that it determines that clients should pay a higher brokerage commission for brokerage and research services. In evaluating the overall reasonableness of brokerage commissions paid, Seneca reviews the type and quality of the execution services rendered and the quantity and nature of the portfolio transactions effected and compares generally the commissions paid to brokers with the commissions believed to be charged by other brokers for effecting similar transactions as well as with commissions generally charged by brokers prior to the introduction of negotiated commission rates. In addition, it takes into account the quality and usefulness of the brokerage and research services, if any, that may be furnished by such brokers. Research services provided by brokers may be used by Seneca in advising all of its clients and not all such services may be used by the clients which paid the commissions. Conversely, however, a client of Seneca may benefit from research services provided by brokers whose commissions are paid by other clients. As a result, Seneca may cause clients to pay a broker which provides brokerage and research services to Seneca a higher brokerage commission than would have been charged by another broker which was not providing such services.

     Seneca makes decisions as to which broker or dealer to use to execute client transactions on a transaction-by-transaction basis. Securities may be purchased from a primary market maker acting as principal on a net basis with no brokerage commission paid by a client. Securities may also be purchased from underwriters at prices that include compensation to the underwriters. Seneca may aggregate the orders of some or all of its clients, where it determines that the aggregation is consistent with its obligation to provide orderly and efficient execution of transactions for its clients. Seneca has adopted a policy of aggregating portfolio transactions to minimize the risk that any one client could be systematically advantaged or disadvantaged in connection with the aggregation and to insure that all clients are treated fairly in the aggregation and allocation of portfolio transactions.

  Expenses

     Pursuant to the proposed Sub-Advisory Agreement with Seneca, Seneca will provide, at its expense, all necessary investment and management facilities, including salaries of personnel required for it to faithfully execute its duties, and administrative facilities, including clerical personnel and equipment necessary for it to conduct the investment advisory affairs of the Fund efficiently (excluding pricing and bookkeeping services). Seneca is not obligated to pay any expenses for the Fund.

  Indemnification

     The proposed Sub-Advisory Agreement with Seneca provides that Seneca will act in good faith and will have no liability for any error of judgment or loss incurred by the Fund in connection with recommendations or investments made by Seneca in its management of Fund assets. The proposed agreement provides that Seneca will indemnify American Fidelity Assurance Company and the Fund against any loss suffered as a result of a breach of the proposed Sub-Advisory Agreement or the willful misfeasance, bad faith, gross negligence or reckless disregard on the part of Seneca in the performance of its duties under the proposed agreement.

About Seneca Capital Management

     Seneca, a California limited liability company, is an independently operated investment management firm founded in 1989 by Gail Seneca. A majority of the equity interests in Seneca are owned by Phoenix Investment Partners, Ltd., and the remainder is owned by Gail P. Seneca and other senior management of Seneca. Phoenix Investment Partners, Ltd. is a wholly-owned subsidiary of The Phoenix Companies, Inc., which became a publicly traded company on June 25, 2001 in connection with the demutualization of Phoenix Home Life Mutual Insurance Company. Seneca provides investment management services to pension funds, foundation, endowments, corporations, multi-employer plans and private clients. Seneca maintains its offices at 909 Montgomery Street, Fifth Floor, San Francisco, California. Seneca is registered with the SEC under the Investment Advisers Act of 1940. Seneca has 13 years of experience managing investments for institutional clients. At December 31, 2002, Seneca had $12 billion in assets under its management, including $6.7 billion in equity assets and $4.8 billion in fixed income products. The investment specialties of Seneca Capital Management include:

     o    Active growth equity management;

     o    Active fixed income management;

     o    Real Estate Investment Trust management;

     o    Socially screened investing; and

     o    Tax sensitive management.

     Seneca Capital Management employs a number of professionals, including 15 Chartered Financial Analysts and two Ph.D.s. The Fund assets managed by Seneca are team managed, which includes portfolio managers, portfolio advisors, research analysts and dedicated traders. Each portfolio manager, analyst and advisor plays a key role in the investment management process. Major portfolio decisions, i.e. security selection and sector concentrations, are made collectively by the investment team. Individual portfolio managers do not have the discretion to manage a client account outside of the team-developed parameters. A senior portfolio advisor is assigned to each account and is responsible for monitoring and maintaining compliance with client specific guidelines.

     Seneca is an advisor to registered investment companies other than the Fund. Seneca is affiliated with Genesis Capital Management, L.P., a registered investment advisor that, by virtue of its ownership and control by women, solicits accounts from clients that seek women and minority-owned enterprises to provide services. Seneca's principal executive officers and directors are shown below. The address of each, as it relates to his or her duties at Seneca, is the same as that of Seneca.

                             Principal Occupation (positions are with
Name and Address             Seneca unless otherwise indicated)
----------------             ----------------------------------


Gail P. Seneca, Ph.D.        Chief Executive Officer, Chief Investment Officer,
                             Member of Management Committee and Managing Partner

Ronald K. Jacks, CFA         Senior Portfolio Manager, Member of Management
                             Committee and Partner

Sara E. Boonin               Senior Portfolio Advisor, Member of Management
                             Committee and Partner

Albert Gutierrez             Member of Management Committee and Chief Investment
                             Officer, Fixed Income

Sandra Monticelli, CPA       Chief Operating Officer, Member of Management
                             Committee and Partner


Basis for the Board's Recommendation

  Termination of Previous Sub-Advisory Agreement

     On November 6, 2002, the Fund's Board of Directors, including a majority of the Fund's directors who were not parties to the terminated sub-advisory agreement and who are not "interested persons" of the Fund, voted to terminate the sub-advisory agreement with Lawrence W. Kelly & Associates. The sub-advisory agreement with Lawrence W. Kelly & Associates was terminated, effective November 14, 2002.

     Prior to approving the termination of the previous sub-advisory agreement, the Board of Directors adopted a mathematical scoring system for evaluating the Fund's sub-advisors. The scoring system contains both objective and subjective elements, including fundamental and peer analysis, benchmark and "batting average" analysis and returns-based style analysis. Based on the mathematical scoring system, Lawrence W. Kelly & Associates was determined to be a candidate for termination.

  Comparison of Sub-Advisory Fees

     In 2002, Lawrence W. Kelly & Associates received $240,879 for its services pursuant to the terminated sub-advisory agreement. No services were provided for the Fund pursuant to the terminated sub-advisory agreement after November 14, 2002. For the year ended December 31, 2001, Lawrence W. Kelly & Associates received $284,240 for services provided pursuant to the terminated agreement.

     The fees received by the previous sub-advisor pursuant to the terminated sub-advisory agreement were paid by American Fidelity Assurance Company and were equal to 0.075% (0.30% on an annual basis) of the value of the Fund's assets managed by the sub-advisor. The fee payable to Seneca pursuant to the proposed Sub-Advisory Agreement is equal to 0.105% (0.42% on an annual basis) of the value of the Fund's assets managed by Seneca. Pending shareholder approval of the proposed Sub-Advisory Agreement, the Fund's Board of Directors approved an interim Sub-Advisory Agreement with Seneca. Seneca's fee under the interim Sub-Advisory Agreement is equal to 0.075% (0.30% on an annual basis) of the value of the Fund's assets managed by Seneca, which is identical to the fee paid to the previous sub-advisor.

     If the fee established in the proposed Sub-Advisory Agreement with Seneca had been in effect with regard to the terminated sub-advisory agreement, the previous sub-advisor would have received $344,951 in fees in 2002 and $397,936 in fees in 2001, an increase of 40% and 40% respectively. Because American Fidelity Assurance Company pays the Fund's sub-advisory fees, an increased fee in the terminated sub-advisory agreement would not have affected the Fund or the fees it pays; nor would the increased fee have affected the participants.

  Approval of Seneca Capital Management

     The interim Sub-Advisory Agreement with Seneca, which became effective November 15, 2002, was approved by the Fund's Board of Directors, including a majority of the Fund's directors who are not parties to the proposed Sub-Advisory Agreement and who are not "interested persons" of the Fund. Because federal securities laws require that the interim agreement terminate after a short interim period, the directors also approved, subject to shareholder approval, the proposed Sub-Advisory Agreement with Seneca, which is attached as Appendix A.

     Prior to selecting Seneca to replace the terminated sub-advisor, the Fund's Board of Directors reviewed performance assessments of potential sub-advisors based on the Fund's mathematical scoring system and evaluated presentations made by representatives of management of the potential sub-advisors. Among other things, the Board considered personnel, performance, management style and operations, and strengths and weaknesses of the potential sub-advisors.

     For purposes of reviewing and approving Seneca as the sub-advisor best suited to replace the previous sub-advisor, the Fund's Board of Directors, including the independent directors, evaluated a number of factors, including:

     o the nature and quality of the services furnished by Seneca, including adequacy of staffing, systems and other resources that provide assurances that Seneca will be able to furnish high quality services to the Fund;

     o    the scope of Seneca's portfolio management activities; and

     o comparative data as to investment performance, advisory fees and other fees, including fee and expense ratios of funds similar to the Fund.

     The Board of Directors believes that the terms of the proposed Sub-Advisory Agreement are fair to, and in the best interest of, the Fund and its shareholders and recommends APPROVAL of the proposed Sub-Advisory Agreement with Seneca. If approved, the proposed agreement with Seneca will become effective shortly after the Special Shareholders Meeting. If the proposed Sub-Advisory Agreement is not approved, the Fund will have to engage another temporary sub-advisor and seek shareholder approval at another special meeting.

     THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO APPROVE THE PROPOSED SUB-ADVISORY AGREEMENT WITH SENECA CAPITAL MANAGEMENT.

              Proposal Two: APPROVAL OF AMENDED ADVISORY AGREEMENT

Board of Directors Recommendation

     The Fund's Board of Directors recommends APPROVAL of the Amended and Restated Management and Investment Advisory Agreement between the Fund and its investment advisor, American Fidelity Assurance Company, which is attached as Appendix B. The proposed agreement does not increase the Fund's fees payable to American Fidelity Assurance Company.

Background

     American Fidelity Assurance Company serves as the Fund's investment advisor pursuant to a Management and Investment Advisory Agreement dated December 22, 1998. The Fund's Board of Directors has adopted one amendment to the original Advisory Agreement and is proposing another amendment, subject to shareholder approval. Both of these amendments, as well as the remaining terms of the original Advisory Agreement, which are substantially unchanged, are contained in the proposed Amended and Restated Management and Investment Advisory Agreement attached as Appendix B.

Amendments to Original Advisory Agreement

     The amendments to the original Advisory Agreement contained in the Amended and Restated Agreement do not reduce the powers or duties of American Fidelity Assurance Company, nor do the amendments increase the fees payable to American Fidelity Assurance Company by the Fund. Instead, the amendments to the original Advisory Agreement increase certain duties and obligations of American Fidelity Assurance Company by requiring American Fidelity Assurance Company to (1) reimburse the Fund for expenses incurred by the Fund in connection with the Fund's indemnification agreements with its directors, and (2) compensate the Fund's personnel, officers and directors, regardless of whether those people are also employees of American Fidelity Assurance Company.

     Following is a brief summary of the amendments to the Advisory Agreement that are contained in the Amended and Restated Advisory Agreement.

  Reimbursement for Indemnification Expenses

     As of August 1, 2002, the Fund entered into indemnification agreements with its directors, pursuant to which the Fund agreed to indemnify its directors to the fullest extent allowed by law for expenses incurred in connection with any legal action in the course of satisfying their duties as directors of the Fund. Under the terms of the indemnification agreements, the Fund is responsible for paying any amounts owed to the directors in connection with the indemnification agreements.

     American Fidelity Assurance Company, which is largely responsible for paying the fees and expenses incurred by the Fund, agreed to reimburse the Fund for any expenses incurred by the Fund in connection with the indemnification agreements, even if the expenses are incurred in connection with a dispute involving American Fidelity Assurance Company. The Fund's Board of Directors approved an amendment to the original Advisory Agreement that requires American Fidelity Assurance Company to reimburse the Fund for expenses incurred by the Fund in connection with the Fund's indemnification agreements with its directors, at no increased cost to the Fund. The Fund's original Advisory Agreement with American Fidelity Assurance Company did not address payment of indemnification expenses, but did require American Fidelity Assurance Company to pay most of the Fund's fees and expenses. The amendment to the original Advisory Agreement requiring American Fidelity Assurance Company to reimburse the Fund for its indemnification expenses became effective as of August 1, 2002 and will remain in effect even if the proposed Amended and Restated Advisory Agreement is not approved at the Special Shareholders Meeting.

  Compensation to Fund Personnel

     American Fidelity Assurance Company currently compensates the Fund's personnel, officers and directors, regardless of whether those people are also employees of American Fidelity Assurance Company or its affiliates. Despite American Fidelity Assurance Company's current practice of paying this Fund expense, the original Advisory Agreement does not require American Fidelity Assurance Company to compensate the Fund's personnel, officers or directors unless the person receiving the compensation is also an employee of American Fidelity Assurance Company or one of its affiliates. The proposed Amended and Restated Advisory Agreement requires American Fidelity Assurance Company to compensate the Fund's personnel, officers and directors, at no increased cost to the Fund, regardless of whether those people are also employees of American Fidelity Assurance Company or any of its affiliates. Although the Fund's Board of Directors has approved amending the original Advisory Agreement in this manner, no amendment has been executed yet. If the proposed Amended and Restated Advisory Agreement is not approved at the Special Shareholders Meeting, this amendment will not become effective.

Terms Unchanged From Original Advisory Agreement

  Background

     The original Advisory Agreement between the Fund and American Fidelity Assurance Company has been in effect since December 22, 1998. Other than the provisions discussed in the preceding section relating to reimbursement of indemnification expenses and compensation to Fund personnel, the material terms of the proposed Amended and Restated Advisory Agreement with American Fidelity Assurance Company are substantially similar, if not identical, to the material terms of the original Advisory Agreement. Below is a brief summary of the material terms of the proposed Amended and Restated Management and Investment Advisory Agreement, which are substantially similar to the material terms of the original Advisory Agreement.

  Powers and Duties

     Subject to the supervision of the Fund's Board of Directors, American Fidelity Assurance Company provides investment advisory, statistical and research facilities and services to the Fund in connection with supervising the Fund's portfolio and determining any changes to be made to the portfolio. American Fidelity Assurance Company furnishes office space and materials to the Fund, including business equipment, supplies, utilities and other service necessary for managing the affairs and investments of the Fund. Additionally, American Fidelity Assurance Company assists the Fund in preparing required filings and reports, including prospectuses and registration statements, and also pays related fees and expenses, such as registration fees, legal and accounting fees and other costs and expenses incurred in connection with the registration of the Fund's shares.

     As  discussed  above,   pursuant  to  the  proposed  Amended  and  Restated
Management and Investment Advisory Agreement, American Fidelity Assurance Company will also compensate all personnel, officers and directors of the Fund, regardless of whether such persons are also employees of American Fidelity Assurance Company or its affiliates. Currently, American Fidelity Assurance Company is required to compensate the Fund's personnel, officers and directors only if such persons are also employees of American Fidelity Assurance Company.

  Broker-Dealer Relations

     American Fidelity Assurance Company is authorized to select brokers or dealers that will execute purchase and sale transactions for the Fund. Provided that American Fidelity Assurance Company uses its best efforts to obtain the best available price and most favorable execution with respect to such purchase and sales of the Fund's portfolio securities and subject to the control of the Board of Directors, American Fidelity Assurance Company has the right to follow a policy of selecting brokers and dealers who furnish statistical, research and other services to the Fund or to the Manager.

  Fees

     The amendments to the original Advisory Agreement reflected in the Amended and Restated Advisory Agreement will not affect the fees payable to American Fidelity Assurance Company by the Fund. The Fund pays American Fidelity Assurance Company an advisory fee equal to 0.50% of the value of the Fund on an annual basis. For the year ended December 31, 2002, the Fund paid American Fidelity Assurance Company $911,399 pursuant to the Advisory Agreement.

  Duration

     If approved at the shareholders meeting on April 11, 2003, the Amended and Restated Management and Investment Advisory Agreement will become effective on May 1, 2003. The Amended and Restated Advisory Agreement will continue in effect from year to year, provided that it will not continue for more than two years unless its continuance is specifically approved by the Board of Directors of the Fund and approved at least annually by the Board of Directors thereafter.

  Termination

     The Amended and Restated Advisory Agreement may be terminated at any time by the Fund's Board of Directors or by a majority vote of the Fund's shareholders at any time upon 60 days' notice. The agreement may also be terminated by American Fidelity Assurance Company upon 60 days' notice; provided that, American Fidelity Assurance Company cannot terminate the agreement until the Fund's shareholders have approved a new investment advisory agreement.

Officers and Directors of American Fidelity Assurance Company

     Below are the names of the directors and executive officers of American Fidelity Assurance Company, and any other occupations and their positions and offices with American Fidelity Assurance Company.

     Two of the Fund's directors are also employees and officers of American Fidelity Assurance Company. Mr. John W. Rex, who is Chairman of the Board, President and Treasurer of the Fund, is also a director and the President of American Fidelity Assurance Company. Mr. Daniel D. Adams, Jr., who is a director and the Secretary of the Fund, is also Vice President and an Investment Officer of American Fidelity Assurance Company.

Name and Position with
American Fidelity Assurance Company           Other Occupation (if any)
-----------------------------------           -------------------------
Lynda L. Cameron, Director                    President, Cameron Equestrian Centers, Inc.

William M. Cameron, Chairman of the Board and Chief Executive Officer, Director

David R. Carpenter, Executive Vice            Executive Vice President, American Fidelity Corporation;
  President, Treasurer                        Chairman,  President, Chief Executive Officer, Treasurer,
                                              and Chief Financial Officer, American Fidelity Securities,
                                              Inc.;  Executive Vice President, American Fidelity
                                              Dual Strategy Fund, Inc. (R)

William E. Durrett, Senior
  Chairman of the Board, Director

Charles R. Eitel, Director                    Chairman, Chief Executive Officer and Director,
                                              Simmons Company

Theodore M. Elam, Director                    Of Counsel, McAfee & Taft A Professional Corporation

Stephen P. Garrett,                           Senior Vice President and Secretary,
  Senior Vice President, Secretary            American Fidelity Corporation

William A. Hagstrom, Director                 Chairman and Chief Executive Officer,
                                              Inovean Corporation

Kenneth D. Klehm, Senior Vice President       Senior Vice President, Treasurer, Controller and Chief
                                              Financial Officer, American Fidelity Corporation;
                                              Senior Vice President, American Fidelity Dual
                                              Strategy Fund, Inc. (R)
Alfred L. Litchenburg,
  Executive Vice President

David R. Lopez, Director

Paula Marshall-Chapman, Director              Chief Executive Officer, The Bama Companies, Inc.

John W. Rex, President, Director              Executive Vice President and Director,
                                              American Fidelity Corporation

Galen P. Robbins, M.D., Director              Physician, Cardiovascular Clinic

Basis for the Board's Recommendation

     The Fund's original Advisory Agreement with American Fidelity Assurance Company has been in effect since December 22, 1998. The Amended and Restated Advisory Agreement attached as Appendix B incorporates the terms of the original Advisory Agreement and differs from it in only two material respects. First, the proposed Amended and Restated Agreement requires American Fidelity Assurance Company to reimburse the Fund for any expenses incurred by the Fund in connection with its indemnification agreements with the Fund's directors. Second, the proposed Amended and Restated Agreement requires American Fidelity Assurance Company to compensate the Fund's personnel, officers and directors, regardless of whether those people are also employees of American Fidelity Assurance Company. Neither of the amendments results in an increase in the Fund's fees.

     In approving the changes  contained in the Amended and Restated  Management
and   Investment   Advisory   Agreement,   the  Board  of  Directors  took  into
consideration the following factors:

     o the importance of the Fund's indemnification agreements with its directors and the impact it would have on the Fund's assets if the Fund did not receive reimbursement in the event it incurs expenses in connection with the indemnification agreements;

     o the current practice of American Fidelity Assurance Company to pay the Fund's personnel, officers and directors, regardless of whether those people are also employees of American Fidelity Assurance Company;

     o the fact that the amendments to the original Advisory Agreement contained in the Amended and Restated Advisory Agreement do not result in an increase in the Fund's fees;

     o the fact that all other material provisions of the original Advisory Agreement remained unchanged; and

     o the independence of the Fund's directors who are not "interested persons" of the Fund or American Fidelity Assurance Company, and the ability of the non-interested directors to maintain their independence from the Fund and American Fidelity Assurance Company, notwithstanding the changes to the original Advisory Agreement.

     If it is approved at the shareholders meeting on April 11, 2003, the Amended and Restated Management and Investment Advisory Agreement will become effective on May 1, 2003. If the Amended and Restated Agreement is not approved, the original Advisory Agreement, as amended as of August 1, 2002, will remain in effect, including the provision requiring American Fidelity Assurance Company to reimburse the Fund for expenses incurred by the Fund in connection with the Fund's indemnification agreements with its directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE AMENDED AND RESTATED ADVISORY AGREEMENT.


                           INFORMATION ABOUT THE FUND

The Fund's Management

     The Fund's investment advisor, American Fidelity Assurance Company, also served as the investment advisor of the Fund's predecessor from 1968 through 1998. American Fidelity Assurance Company, is an Oklahoma stock life insurance company with offices at 2000 N. Classen Boulevard, Oklahoma City, OK 73106, and is registered as an investment advisor under the Investment Advisers Act of 1940.

Underwriter

     American Fidelity Securities, Inc. is the Fund's sole underwriter, and it has offices located at 2000 N. Classen Boulevard, Oklahoma City, OK, 73106.

                               GENERAL INFORMATION

Proxy Solicitation

     The principal solicitation of proxies (including voting instructions by participants) will be by mail, but proxies may be solicited by telephone, facsimile and personal contact by officers and regular employees of American Fidelity Assurance Company. All costs associated with the preparation, filing and distribution of this Proxy Statement, the solicitation and the meeting will be paid by American Fidelity Assurance Company, not by the Fund.

Other Matters to Come Before the Meeting

     The Fund's management does not know of any matters to be presented at the meeting other than those described in this Proxy Statement. If other business should properly come before the meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals

     The meeting scheduled to be held on April 11, 2003 is a Special Meeting of Shareholders. The Fund is not required to, nor does it intend to, hold regular annual meetings of shareholders. If an annual meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Fund.

Sources of Information

     All information contained in this Proxy Statement and the accompanying materials about Seneca Capital Management and its affiliates has been provided by Seneca Capital Management.

                                    By Order of the Board of Directors


                                    DANIEL D. ADAMS, JR.
                                    Daniel D. Adams, Jr.
                                    Secretary


February 27, 2003
Oklahoma City, Oklahoma

                                                                      APPENDIX A

                        Investment Sub-Advisory Agreement

     This Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") is made as of this ____ day of November, 2002 by and among American Fidelity Dual Strategy Fund, Inc. (R), a Maryland corporation (the "Fund"), American Fidelity Assurance Company, an insurance company organized under the laws of the State of Oklahoma (the "Advisor"), and Seneca Capital Management LLC (the "Sub-Advisor").

                                    RECITALS

     A. The Fund is engaged in business as an open-end, diversified management company and is registered as such under the Investment Company Act.

     B. The Advisor has entered into a Management and Investment Advisory Agreement dated December 8, 1998 with the Fund (the "Advisory Agreement"), pursuant to which the Advisor acts as investment advisor to the Fund.

     C. The Sub-Advisor is engaged principally in the business of rendering investment advisory services and is registered as an investment advisor under the Investment Advisers Act.

     D. The Advisor and the Fund each desire to retain the Sub-Advisor to furnish investment advisory services to the Advisor with respect to certain assets of the Fund, and the Sub-Advisor is willing to render such investment advisory services.

                                    AGREEMENT

     The parties hereby agree as follows:

     1. DEFINITIONS:

          (a) Advisory Agreement: As defined in the recitals.

          (b) Code of Ethics: As defined in Section 6.3.

          (c) Custodian: InvesTrust, N.A.

          (d) Disinterested Directors: Members of the Fund's Board of Directors who are not Interested Persons of the Sub-Advisor or the Advisor.

          (e) Effective Date: As defined in Section 11.1.

          (f) Fund: As defined in the recitals.

          (g) Interested Persons: Those persons defined in Section 2(a)(19) of the Investment Company Act.

          (h) Investment Advisers Act: The Investment Advisers Act of 1940, as amended.

          (i) Investment Assets: Those assets of the Fund as the Advisor and the Fund shall agree upon from time to time, as set forth in Exhibit A (as such Exhibit may be amended from time to time), including cash, stocks, bonds and other securities that the Advisor deposits with InvesTrust, N.A. and places under the investment supervision of the Sub-Advisor, together with any assets that are added at a subsequent date or which are received as a result of the sale, exchange or transfer of such Investment Assets.

          (j) Investment Company Act: The Investment Company Act of 1940, as amended.

          (k)  Majority  Vote of  Shareholders:  The vote,  in  accordance  with
Section 2(a)(42) of the Investment Company Act, at an annual or a special meeting of the Shareholders of: (i) sixty-seven percent (67%) or more of the voting securities present at the meeting, if the holders of more than fifty percent (50%) of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than fifty percent (50%) of the outstanding voting securities of the Fund, whichever is less.

          (l) SEC: The Securities and Exchange Commission.

          (m) Securities Act: The Securities Act of 1933, as amended.

          (n) Securities Exchange Act: The Securities Exchange Act of 1934, as amended.

          (o) Sub-Advisor: As defined in the paragraph preceding the recitals.

     2. APPOINTMENT OF THE SUB-ADVISOR. Effective as of the date hereof, the Advisor hereby appoints the Sub-Advisor to serve as investment advisor to the Advisor with respect to the Investment Assets of the Fund, and the Sub-Advisor accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement.

     3. THE INVESTMENT ASSETS. Subject to supervision by the Advisor and the Fund's Board of Directors, the Sub-Advisor shall manage the investment operations of the Investment Assets. The Advisor may make additions to or withdrawals from the Investment Assets in any amounts the Advisor determines appropriate or necessary.

     4. CUSTODIANSHIP OF THE INVESTMENT ASSETS. The Investment Assets have been deposited with InvesTrust, N.A. (the "Custodian") and are maintained by the Custodian in safekeeping on its premises, in a recognized clearing corporation, or in the Federal Reserve book-entry system, in the name of the Fund, the Custodian or the clearing corporation, or in the nominee name of any of these. The Advisor will give the Sub-Advisor prior notice if any other entity is appointed to serve as Custodian for the Investment Assets. The term "Custodian" includes all successors to the presently serving Custodian.

     5. MANAGEMENT OF INVESTMENT ASSETS.

          5.1 GENERAL POWERS AND DUTIES.

               (a) General.  For the term of this  Sub-Advisory  Agreement,  the
Sub-Advisor, subject to the provisions of Sections 3 and 5.2 of this Sub-Advisory Agreement, has complete discretion and authority in the investment and reinvestment of the Investment Assets. The Sub-Advisor must determine what securities or other property will be acquired, held, or disposed of and, subject to the provisions of Section 5.4 of this Sub-Advisory Agreement, what portion of the Investment Assets will be held uninvested. The Sub-Advisor's investment and reinvestment authority includes, without limitation, authority to purchase, sell, exchange, convert, trade, and generally to deal in the Investment Assets.

               (b) Instructions to Custodian. The Sub-Advisor is hereby authorized to give instructions to the Custodian with respect to the consummation of transactions on behalf of the Advisor in the Investment Assets, and the Sub-Advisor has authority to direct the Custodian with respect to the investment and management of the Investment Assets. The Custodian is hereby authorized to act in response to instructions given by the Sub-Advisor. The Advisor agrees to take any action and deliver any certificates reasonably necessary to confirm this authorization to the Custodian.

               (c) Voting Rights. The Sub-Advisor's authority includes the exercise of all voting rights pertaining to the Investment Assets. However, the Sub-Advisor has no obligation to exercise any particular voting rights unless the Custodian or the Advisor has furnished the pertinent proxies to the Sub-Advisor at a reasonable time prior to the deadline before which such proxies are required to be submitted. The Sub-Advisor has the duty to maintain accurate records as to any vote or action taken with respect to any stock or other securities which are part of the Investment Assets and to take such further action as may be necessary for the Fund to participate fully in any transaction undertaken by issuers of Investment Assets.

          5.2 INVESTMENT POLICY. Investment objectives, policies and other guidelines for the management of the Investment Assets, including requirements as to diversification, are set forth in Exhibit B to this Sub-Advisory Agreement. The Sub-Advisor must discharge its duties hereunder in accordance with these guidelines as revised or supplemented from time to time by the Advisor or the Fund's Board of Directors.

          5.3 PRUDENCE AND DIVERSIFICATION. The Sub-Advisor must discharge its duties under this Sub-Advisory Agreement at all times with the care, skill, prudence and diligence that a prudent person acting in a like capacity and familiar with such matters would use in conducting an enterprise of a like character and with like aims.

          5.4  MINIMUM  LIQUIDITY  REQUIREMENTS.   The  Advisor  will  give  the
Sub-Advisor reasonable advance notice of any cash requirements from the Investment Assets, and the Sub-Advisor will maintain in cash or cash equivalents sufficient assets to meet such cash requirements.

          5.5 BROKERS AND DEALERS.

               (a) Instructions. The Sub-Advisor is hereby empowered to issue orders directly to a broker or dealer for the purchase, sale or exchange of securities with respect to the Investment Assets. The Sub-Advisor must give the Custodian and the Advisor prompt written notification of each such execution in accordance with the provisions of Section 6.1 of this Sub-Advisory Agreement, and the Sub-Advisor must instruct the broker or dealer to forward copies of the confirmation of the execution of the order to the Custodian and the Advisor.

               (b) Selection of Securities Brokers and Dealers. The Sub-Advisor may select and employ securities brokers and dealers to effect any securities transactions concerning the investment management of the Investment Assets. In selecting brokers and dealers and placing orders with them, the Sub-Advisor must use its best efforts to obtain for the Investment Assets the most favorable net price and execution available, except to the extent otherwise provided by
Section 28(e) of the Securities Exchange Act or by other applicable law. Notwithstanding anything in this subsection to the contrary, the Advisor may instruct the Sub-Advisor in writing to engage securities brokers and dealers specified by the Advisor to effect, with respect to the Investment Assets, securities transactions or particular securities transactions, and the Sub-Advisor must act in accordance with those instructions. The Sub-Advisor will not be responsible or liable for any acts or omissions by any broker or dealer selected pursuant to this subsection; provided that, the Sub-Advisor has acted reasonably in the exercise of due care in the selection of the broker or dealer and has not otherwise directly or indirectly participated in those acts or omissions by the broker or dealer.

               (c) Affiliated Brokers. Unless authorized in writing by the Advisor, neither the Sub-Advisor nor any parent, subsidiary or related firm, individual or other entity related to the Sub-Advisor will act as a securities broker with respect to any purchase or sale of securities made on behalf of the Fund.

          5.6 OTHER ACCOUNTS OF THE INTERIM SUB-ADVISOR. It is understood that the Sub-Advisor performs investment advisory services for various clients and accounts other than the Advisor. The Sub-Advisor may give advice and take action in the performance of its duties with respect to other clients or accounts which may be the same as or may differ from the timing or nature of action taken with respect to the Investment Assets, provided that the Sub-Advisor allocates to the Investment Assets, to the extent practicable, opportunities to acquire or dispose of investments over a period of time on a basis no less favorable than its allocation of such opportunities to other clients and accounts and seeks over a period of time to obtain comparable execution of similar transactions among its clients. It is understood that the Sub-Advisor will not have any obligation to purchase or sell, or to recommend for purchase or sale, for the Fund any security which the Sub-Advisor, its principals, affiliates or employees may purchase or sell for its or their own accounts or for the account of any other client, if in the opinion of the Sub-Advisor such transaction or investment appears unsuitable, impractical or undesirable for the Fund.

          5.7 LIABILITY OF SUB-ADVISOR. The Sub-Advisor shall act in good faith in rendering services in connection with this Sub-Advisor Agreement. Nothing contained herein shall make the Sub-Advisor be liable for any loss incurred by the Fund in connection with services provided by the Sub-Advisor in accordance with this Sub-Advisory Agreement so long as the Sub-Advisor acts in good faith and fulfills its duties under this Sub-Advisory Agreement; provided, however, that nothing herein shall protect the Sub-Advisor against liability to the Fund to which the Sub-Advisor would otherwise be subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Sub-Advisory Agreement. Nothing in this Agreement shall protect the Sub-Advisor from any liabilities which it may have under the Securities Act or the Investment Company Act.

     6. INFORMATION AND REPORTS.

          6.1 REPORTS TO ADVISOR. The Sub-Advisor must submit a daily written report to the Advisor promptly following the close of regular trading on the New York Stock Exchange detailing the actions taken by the Sub-Advisor under this Sub-Advisory Agreement during that day. The report must contain the information in the form that the Advisor has or will from time to time specify. In addition, the Sub-Advisor must provide other reports on the performance of the Investment Assets at such times, for such periods and in such form as the Advisor or the Fund's Board of Directors reasonably requests.

          6.2 RECORDS AND ACCOUNTS. The Sub-Advisor must keep accurate and detailed records and accounts of the Investment Assets and of all receipts, disbursements, and other transactions affecting the Investment Assets. The Sub-Advisor will make all its records, accounts and documents relating to the Investment Assets available at all reasonable times and under reasonable conditions for inspection and audit by any person or persons designated by the Advisor or the Fund's Board of Directors.

          6.3 CODE OF ETHICS. The Sub-Advisor has adopted a written code of ethics complying with the requirements of Rule 17j-1 of the Investment Company Act (the "Code of Ethics") and agrees to provide a copy of the Code of Ethics to the Advisor and the Fund. Within 20 days of the end of each calendar quarter during which this Agreement remains in effect, the president or vice-president of the Sub-Advisor shall certify to the Board of Directors of the Fund that

               (a) The Sub-Advisor has complied with the requirements of Rule 17j-1 during the previous quarter;

               (b) The Sub-Advisor has adopted procedures reasonably necessary to prevent its access persons from violating the Code of Ethics; and

               (c) There have been no violations of the Code of Ethics or, if any violation has occurred, the nature of such violation and of the action taken in response to such violation.

          6.4 EXCHANGE OF INFORMATION. The Advisor and the Sub-Advisor agree to provide the information that the Sub-Advisor or the Advisor, as the case may be, reasonably requests to enable it to carry out its duties, obligations, and responsibilities under this Sub-Advisory Agreement or applicable law.

          6.5 INFORMATION TO BE CONFIDENTIAL. All information and advice furnished to or obtained by the Advisor or the Sub-Advisor under or in connection with this Sub-Advisory Agreement will be treated as confidential and will not be disclosed to third parties except as required by law. This provision must not be construed to limit the Advisor's or the Fund's ability to comply with the disclosure obligations of an investment company to its securities holders under the federal securities laws.

     7. FEE PAYABLE TO SUB-ADVISOR. For services provided under this Sub-Advisory Agreement, the Sub-Advisor is entitled to receive from the Advisor a fee that is calculated as a percentage of the current value of the Investment Assets, as set forth in the Fee Schedule attached as Exhibit C. The parties agree that the Fee Schedule can be modified from time to time in accordance with the Investment Company Act upon approval in writing by the parties. The fee payable to the Sub-Advisor shall be calculated as of the close of the last trading day of March, June, September and December. This fee is payable in arrears as soon as practicable, but not more than ten business days, after the last day of each calendar quarter.

     8. MEETINGS WITH ADVISOR AND FUND. A representative of the Sub-Advisor will personally meet with the Investment Committee of the Advisor or its designated representative as reasonably requested by the Advisor to explain the investment and management activities of the Sub-Advisor and any reports related thereto, at such times as may be mutually agreed upon by the Sub-Advisor and the Advisor. In addition, upon request, each year, a representative of the Sub-Advisor will attend one or more of the meetings of the Fund's Board of Directors and will be prepared to discuss the Sub-Advisor's economic outlook, investment strategy, individual holdings included in the Investment Assets and such other related matters as the Board of Directors requests.

     9. INDEMNIFICATION. In addition to any other rights the Advisor or the Fund may have against the Sub-Advisor, the Sub-Advisor will indemnify the Advisor and the Fund and hold them harmless with respect to any loss or damage, or costs or expenses suffered by them as a result of (i) a breach by the Sub-Advisor of this Sub-Advisory Agreement, or (ii) the willful misfeasance, bad faith or gross negligence of the Sub-Advisor, or (iii) the willful misfeasance, bad faith or gross negligence of any of the Sub-Advisor's employees, or agents acting under its supervision or control performing any of its obligations and duties or (iv) by reason of the Sub-Advisor's reckless disregard of its obligations and duties under this Sub-Advisory Agreement, the Investment Advisers Act or any other applicable law or regulation; provided, the Sub-Advisor shall have no responsibility or liability for any loss incurred by reason of any act or omission of the Advisor or the Custodian.

     10. AMENDMENT. This Sub-Advisory Agreement may be amended at any time by written agreement of the parties, provided that any material amendment will not be effective unless approved in accordance with the Investment Company Act.

     11. TERM AND TERMINATION.

          11.1 TERM.

               (a) Effective Date. This Sub-Advisory Agreement shall become effective upon approval by a Majority Vote of Shareholders in accordance with the Investment Company Act (the "Effective Date").

               (b) Duration. Unless sooner terminated as provided herein, this Sub-Advisory Agreement shall continue in effect for an initial period of one year from the Effective Date, and it shall continue in effect from year to year, but only so long as such continuance is specifically approved at least annually in accordance with the Investment Company Act.

               (c) Interim Term. This Sub-Advisory Agreement shall be effective on a temporary interim basis from the day and year first written above until the earlier of 150 days after such date or until it has been approved or rejected by the Fund's shareholders in accordance with the Investment Company Act. With regard to the provisions herein, except for this subsection 11.1, the effective date of the interim period of this Sub-Advisory Agreement shall have the same effect as if it were the Effective Date, as defined above.

          11.2 TERMINATION.

               (a) Automatic Termination. This Sub-Advisory Agreement shall automatically terminate in the event of its assignment, within the meaning of
Section 15(a) of the Investment Company Act, unless an order of the Commission is issued exempting such assignment. If at any time the Sub-Advisor ceases to be an "investment advisor" in accordance with the Investment Advisers Act, this Sub-Advisory Agreement will automatically terminate. No penalty or payment of any kind by the Advisor will be due upon an automatic termination

               (b) Termination by Advisor, Board of Directors of the Fund or Shareholders of the Fund. This Sub-Advisory Agreement may be terminated at any time, upon written notice to the Sub-Advisor, without payment of any penalty, by the Advisor, the Board of Directors of the Fund or by a Majority Vote of Shareholders. Notwithstanding that the effective date of any such termination may be fewer than 30 days after the date of notice of termination, the Sub-Advisor shall be compensated for 30 days after the date of notice of termination, and such compensation shall not constitute payment of a penalty in connection with such termination. Any compensation paid pursuant to this subsection 11.2(b) shall be calculated based on the Investment Assets as of the effective date of the termination.

               (c) Termination By Sub-Advisor. The Sub-Advisor may terminate this Sub-Advisory Agreement at any time upon 30 days' prior written notice to the Advisor and the Fund.

               (d) Prorated Fee. If this Sub-Advisory Agreement shall terminate at any time other than at the end of a calendar quarter, the Sub-Advisor shall be entitled to receive the fee set forth in Section 7 hereof for the portion of the quarter elapsed prior to the date of termination, prorated on a daily basis.

     12. MISCELLANEOUS.

          12.1 ERRORS AND OMISSIONS POLICY. The Sub-Advisor agrees that, at its sole expense, it will maintain an errors and omissions insurance policy that covers the acts, errors and omissions by the Sub-Advisor and its employees and agents during the term of this Sub-Advisory Agreement. Upon request of the Advisor, the Sub-Advisor will promptly provide evidence of such insurance.

          12.2 GOVERNING LAW; SEVERABILITY. This Sub-Advisory Agreement and its performance shall be governed by and construed in accordance with the applicable laws of the United States and, to the extent permitted by such laws, with the laws of the State of Oklahoma. In case any provision of this Sub-Advisory Agreement is held illegal or invalid for any reason, that illegality or invalidity will not affect the remaining provisions of the Sub-Advisory Agreement but will be fully severable, and the Sub-Advisory Agreement will be construed and enforced as if the illegal or invalid provision had not been included herein.

          12.3  NOTICES.  Unless  the  parties  otherwise  agree,  all  notices, instructions and advice with respect to matters contemplated by this Sub-Advisory Agreement must be in writing and are effective when received. Delivery must be made personally, by registered or certified mail, return receipt requested, overnight courier or confirmed facsimile and addressed as follows:

    Advisor:                      American Fidelity Assurance Company
                                  P.O. Box 25523
                                  Oklahoma City, Oklahoma 73106
                                  Attention:  Investment Department
                                  Telephone:  (405) xxx-xxxx
                                  Facsimile:  (405) xxx-xxxx

    Fund:                         American Fidelity Dual Strategy Fund, Inc. (R)
                                  2000 Classen Boulevard
                                  Oklahoma City, Oklahoma 73106
                                  Attention:  John W. Rex
                                  Telephone:  (405) xxx-xxxx
                                  Facsimile:  (405) xxx-xxxx

    Sub-Advisor:                  Seneca Capital Management LLC
                                  909 Montgomery Street, Suite 500
                                  Attention:  Compliance Department
                                  Telephone:  (415) xxx-xxxx
                                  Facsimile:  (415) xxx-xxxx

Any party may change any of the above information by providing notice to the other parties in the manner set forth above. All reports required to be delivered by the Sub-Advisor to the Advisor pursuant to Section 6.1 of this Sub-Advisory Agreement must be delivered in the manner specified from time to time by the Advisor.

          12.4 COMPLIANCE WITH LAWS. Nothing in this Sub-Advisory Agreement shall be deemed to authorize the Sub-Advisor to effect any transactions in contravention of its fiduciary obligations, duties or responsibilities under the Investment Advisers Act, this Sub-Advisory Agreement or any other applicable federal or state laws or regulations (including all applicable securities laws and regulations) or the rules of any national securities exchange. The Sub-Advisor will at all times comply with the Investment Advisers Act and other applicable laws, regulations and rules in performing its duties under this Sub-Advisory Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Sub-Advisory Agreement to be executed as of the day and year first above written.

FUND:                         AMERICAN FIDELITY DUAL STRATEGY FUND, INC. (R)

                              By:
                                  Name:  John W. Rex
                                  Title:  President

ADVISOR:                      AMERICAN FIDELITY ASSURANCE COMPANY

                              By:
                                  Name:  John W. Rex
                                  Title:    President

SUB-ADVISOR:                  Seneca Capital Management LLC

                              By:
                                  Name:  Sandra J. Monticelli
                                  Title:    Chief Operating Officer & Partner

                                    EXHIBIT A

                          Schedule of Investment Assets

                             [Intentionally Omitted]

                                    EXHIBIT B

                       American Fidelity Assurance Company
                      American Fidelity Dual Strategy Fund
                              Investment Guidelines

I.   INVESTMENT OBJECTIVES:

     The Fund's investment objectives are, primarily, long-term growth of capital and, secondarily, the production of income. Such objectives do not preclude infrequent investments for short-term capital appreciation.

     The Fund normally invests in a diversified portfolio consisting primarily of common stocks based upon an assessment of particular industries or companies. The Fund attempts to maintain sufficient cash balances to meet variable annuity contract payments. The Fund's assets may be held in cash or cash equivalents or in United States Government securities for this purpose. The Fund does not engage in the purchase or sale of puts, calls or other options or in writing such options.

     The Sub-Advisor, after consulting with the Advisor and obtaining Advisor approval, may determine that prevailing market and economic conditions indicate that investments other than common stocks may be advantageous, in which event investments may be made on a short-term basis in United States Government securities, bonds, notes or other evidences of indebtedness, issued publicly, of a type customarily purchased for investment by institutional investors.

II.  FUNDAMENTAL POLICIES:

     The Sub-Advisor must comply with the following Investment Guidelines:

     A. Not more than five percent (5%) of the value of the Investment Assets placed with the Sub-Advisor will be invested in securities of any one issuer, except obligations of the United States Government and instrumentalities thereof.

     B. Not more than ten percent (10%) of the voting securities of any one issuer will be acquired.

     C. Not more than twenty-five (25%) of the value of the Investment Assets placed with the Sub-Advisor will be invested in any one industry.

     D.   No borrowings will be made.

     E. The Sub-Advisor will ensure that the Fund does not act as an underwriter of securities of other issuers.

     F. Investment in real estate will be limited to shares of real estate investment trusts investing in equity real estate, up to seven percent (7.0%) of Investment Assets placed with the Sub-Advisor. Investment in private placements and other illiquid assets will not be made.

     G.   No purchase of commodities or commodity contracts will be effected.

     H. The Fund will not engage in the purchase or sale of puts, calls or other options or in writing such options.

     I. Loans will not be made except through the acquisition of publicly traded bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors.

     J. Investment will not be made in the securities of a company for the purpose of exercising management or control.

     K. Investment in securities of other investment companies will not be made except for money market funds. Up to ten percent (10%) of Investment Assets placed with the Sub-Advisor may be invested in money market funds, provided that not more than three percent (3%) of the total outstanding voting stock of any one investment company may be held.

     L. Although the Fund does not intend to engage to a large extent in short-term trading, the Sub-Advisor may make investments for the purpose of seeking short-term capital appreciation.

     M. Investments in repurchase agreements will be limited to the top thirty-five (35) U.S. banks, by deposits, that are rated at least "B/C" by Keefe, Bruyette, Woods, a national bank rating agency or a comparable rating from a similar bank rating service. Additionally, there must be an appropriate amount of excess collateralization depending upon the length of the agreement, to protect against downward market fluctuation and the Fund must take delivery of the collateral. The market value of the securities held as collateral will be valued daily. In the event the market value of the collateral falls below the repurchase price, the bank issuing the repurchase agreement will be required to provide additional collateral sufficient to cover the repurchase price.

     N.   Short sales of securities will not be made.

     O. Purchases will not be made on margin, except for such short-term credits necessary for the clearance of transactions.

     P. Investments in high-yield or non-investment grade bonds will not be made.

     Q. Investments in the equity securities of foreign corporations will be limited to American Depositary Receipts ("ADRs"), other depositary receipts and ordinary shares which are denominated in U.S. dollars and publicly traded in the United States. Not more than thirty-five percent (35%) of the Investment Assets placed with the Sub-Advisor will be invested in foreign issuers. In addition, not more than twenty percent (20%) of the Investment Assets placed with the Sub-Advisor will be invested in issuers from any one foreign country. ADRs or other depositary receipts must be issued by the Bank of New York, Morgan Guaranty or Citibank. Depositary receipts issued by other institutions must be approved in advance by the Advisor.

III. OTHER INVESTMENT GUIDELINES:

     The following Guidelines are additional rules that the Sub-Advisor must follow:

     A. The Sub-Advisor should generally conform to these issuer guidelines with exceptions noted at the time of purchase and variances reviewed annually with the Board of Directors of the Fund.

          1. One-hundred-fifty million dollars ($150,000,000) or more in assets. 2. Operational for at least ten (10) years. 3. Fifty million dollars ($50,000,000) or more in stockholders equity.

     B.   Lending of securities will not be permitted.

     C. The Fund will not invest in the securities of tobacco-producing companies.

     D. InvesTrust, N.A., or another custodian chosen by the Advisor, shall be the Custodian of all Investment Assets placed with the Sub-Advisor. The Sub-Advisor must ensure that duplicate brokerage confirmations of all transactions are sent to the Custodian and the Advisor.

     E. All money market funds used by the Sub-Advisor for a portion of Investment Assets placed with the Sub-Advisor must be approved in advance by the Advisor.

     F. The money market funds (cash) used by the Sub-Advisor for a portion of Investment Assets must have a balance at all times equal to at least three percent (3.0%) of the market value of Investment Assets placed with the Sub-Advisor.

     G. All brokers used by the Sub-Advisor to execute transactions for the Fund must have a commercial paper rating of A1/P1 by Moody's and Standard & Poor's unless approved in advance by the Advisor.

                                    EXHIBIT C

                                  Fee Schedule

     Pursuant to Section 7 of the foregoing Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") made as of November ___, 2002, among American Fidelity Dual Strategy Fund (the "Fund"), American Fidelity Assurance Company (the "Advisor") and Seneca Capital Management LLC (the "Sub-Advisor"), the parties thereto agree as follows:

     For services under the Sub-Advisory Agreement, the Sub-Advisor shall be entitled to receive from the Advisor a fee in an amount equal to 0.075% of the current value of the Investment Assets as of the close of the last trading day of March, June, September and December (0.30% on an annual basis).

     The parties agree that this Fee Schedule is intended to serve as an interim Fee Schedule, pending approval of the Sub-Advisory Agreement by the shareholders of the Fund in accordance with the Investment Company Act of 1940. The parties further agree that this Fee Schedule may not be amended until after such shareholder approval has been obtained.

     Upon obtaining the requisite shareholder approval, this Fee Schedule shall be amended and restated to reflect a fee in an amount equal to 0.105% of the current value of the Investment Assets as of the close of the last trading day of March, June, September and December (0.42% on an annual basis).

     IN WITNESS WHEREOF, the parties hereto have caused this Schedule C to be executed as of the day and year first above written.

FUND:                      AMERICAN FIDELITY DUAL STRATEGY FUND, INC. (R)

                           By:
                               Name:  John W. Rex
                               Title:  President

ADVISOR:                   AMERICAN FIDELITY ASSURANCE COMPANY

                           By:
                               Name:  John W. Rex
                               Title:  President

SUB-ADVISOR:               SENECA CAPITAL MANAGEMENT LLC

                           By:
                               Name:  Sandra J. Monticelli
                               Title:  Chief Operating Officer and Partner

                                                                      APPENDIX B

     NOTE: UNDERLINED TEXT REFLECTS MATERIAL CHANGES PROPOSED TO BE ADDED.
      TEXT IN [BRACKETS] REFLECTS MATERIAL CHANGES PROPOSED TO BE DELETED.


                              AMENDED AND RESTATED
                            MANAGEMENT AND INVESTMENT
                               ADVISORY AGREEMENT

     This AMENDED AND RESTATED MANAGEMENT AND INVESTMENT ADVISORY AGREEMENT (the "Amended Agreement") [dated as of the 22nd day of December, 1998,] is made effective as of the 1st day of May, 2003, between AMERICAN FIDELITY ASSURANCE COMPANY, an insurance corporation organized under the laws of the State of Oklahoma and having its principal place of business in Oklahoma City, Oklahoma (the "Manager"), and AMERICAN FIDELITY DUAL STRATEGY FUND, INC. (R), a Maryland corporation, having its principal place of business in Oklahoma City, Oklahoma (the "Fund"), with reference to the following:

          A. The Fund is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940.

          B. The Fund and the Manager are parties to a Management and Investment Advisory Agreement dated December 22, 1998, as amended effective August 1, 2002 (the "Advisory Agreement"), pursuant to which the Fund retained the Manager as its manager and investment advisor, and the Manager agreed to assume certain obligations of the Fund in connection therewith.

          C. The Fund and the Manager desire to amend and restate the Advisory Agreement to document with greater specificity the services to be provided by the Manager to the Fund and the manner in, and the terms and conditions upon, which such services are provided.


       The parties hereby agree as follows:

          1. The Fund hereby employs the Manager to provide investment advisory, statistical and research facilities and services, to supervise the composition of the Fund's portfolio and to determine the nature and timing of changes therein and the manner of effectuating such changes, subject to supervision of the Fund's Board of Directors and for the period and on the terms set forth in this Amended Agreement. The Manager hereby accepts such employment and agrees to render the services and to assume the obligations set forth herein, for the compensation provided below.

          2. The Manager shall:

          (a) Furnish to the Fund research and statistical and other factual information and reports with respect to securities held by the Fund or which the Fund might purchase. It will also furnish to the Fund such information as may be appropriate concerning developments which may affect issuers of securities held by the Fund or which the Fund might purchase or the business in which such issuers may be engage. Such statistical and other factual information and reports shall include information and reports on industries, business, corporations and all types of securities, whether or not the Fund has at any time any holdings in such industries, business, corporations or securities. The Manager reserves the right, in its discretion, to purchase statistical information and other services from other sources, including affiliated persons of the Manager.

          (b) Furnish to the Fund, from time to time, advice, information and recommendations with respect to the acquisition, holding or disposal by the Fund of securities.

          (c)  Furnish to the Fund necessary assistance in:

               i. The preparation of all reports now or hereafter required by federal law or other laws.

               ii. The preparation of prospectuses, registration statements and amendments thereto that may be required by federal law or other laws or by the rules or regulations of any duly authorized commission or administrative body.


          (d) Furnish to the Fund, at the Manager's expense, office space in the offices of the manager or in such other place or places as may be agreed upon from time to time, and all necessary office facilities, business equipment, supplies, utilities and telephone service for managing the affairs and investments and keeping the general accounts of the Fund (exclusive of the necessary records of any dividend disbursing agent, transfer agent, registrar or custodian). Manager shall compensate all personnel, officers and directors of the Fund [if such persons are also employees of the Manager or its affiliates]. The Manager agrees to pay any legal expenses and other expenses incident to any reorganization of the Fund and to any registration with federal and state authorities of any offering of the Fund's shares, including registration fees, legal and accounting fees and other costs and expenses incurred in connection with any federal or other registrations of Fund shares and all amendments and supplements to any registration of Fund shares.


          (e) Provide and maintain a bond issued by a reputable insurance company authorized to do business in the place where the bond is issued, against larceny and embezzlement covering each officer and employee of the Fund, who may singly or jointly with others have access to securities of the Fund, with direct or indirect authority to draw upon such funds or to direct generally the disposition of such funds. The bond shall be in such reasonable amount as a majority of the Board of Directors of the Fund who are not officers or employees of the Fund shall determine with due consideration to the aggregate assets of the Fund to which any such officer or employee may have access.


          (f) Reimburse the Fund to the fullest extent necessary for costs and expenses incurred by the Fund in connection with one or more indemnification agreements between the Fund and any of its directors (each, a "Director Indemnification Agreement"). In this regard, the Manager agrees to reimburse the Fund for any damages, judgments, penalties, fines, losses, liabilities, settlement amounts, costs and expenses (including, without limitation, reasonable legal fees, costs and disbursements) (collectively, "Losses") incurred, suffered or expended by the Fund as a result of or in connection with a Director Indemnification Agreement, except that, no reimbursement shall be paid to the Fund for Losses incurred in violation of the terms of an Indemnification Agreement. As soon as practicable after receipt by the Fund of a claim for indemnification pursuant to an Indemnification Agreement, the Fund shall notify the Manager of the claim thereunder; however, failure by the Fund to notify the Manager will not relieve the Manager from any liability it may have to the Fund under this Amended Agreement or otherwise.


          3. In connection with the management of the investment and reinvestment of the assets of the Fund, the Manager, acting by its own officers, directors or employees or by duly authorized subcontractor, is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Fund and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for the Fund. Subject to this primary requirement, and maintaining as its first consideration the benefits to the Fund and its shareholders, the Manager shall have the right, subject to the control of the Fund's Board of Directors, to follow a policy of selecting brokers and dealers who furnish statistical, research and other services to the Fund or to the Manager.

          4. For the services to be rendered and the charges and expenses assumed and to be paid by the Manager, the Fund shall pay the Manager as a basic advisory and service fee as soon as practical after the last day of each week and at the close of each calendar week an amount equal to .0013698% (.50% on an annual basis) of the current value of the Fund for each day of the valuation period for investment services.

          5. The Fund shall cause its books and accounts to be audited at least once each year by a reputable, independent public accountant or organization of public accountants who shall render a report to the Fund.

          6. This Amended Agreement shall continue in full force and effect from year to year, provided that it shall not continue for more than two years from the date hereof unless such continuance is specifically approved at least annually by the Board of Directors of the Fund, which affirmative vote shall include a majority of the members of the Board of Directors of the Fund who are not interested persons of the Manager or of the Fund. "Interested persons" are those persons defined in Section 2(a)(19) of the Investment Company Act of 1940.

          7. This Amended Agreement shall automatically terminate in the event of its assignment, within the meaning of the Investment Company Act of 1940, as amended, unless an order of the Securities and Exchange Commission is issued exempting such assignment. This Amended Agreement may be terminated at any time, on 60 days' written notice to the Manager, without payment of any penalty, by the Board of Directors of the Fund or by shareholders of the Fund casting a majority of the votes which may be cast by all shareholders. This Amended Agreement may not be terminated by the Manager without the approval of a new investment advisory agreement by the shareholders of the Fund casting a majority of the votes which may be cast by all shareholders.

          8. This Amended Agreement may be amended at any time by mutual consent of the parties provided that such consent on the part of the Fund shall have been approved by the shareholders of the Fund casting a majority of the votes which may be cast by all shareholders.

          9. No provision of this Amended Agreement shall be deemed to protect the Manager against any liability to the Fund or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Amended Agreement. Nor shall any provision hereof be deemed to protect any director or officer or the Fund against any such liability to which he or she might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of his or her duties or the reckless disregard of his or her obligations. If any provision of this Amended Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Amended Agreement shall not be affected thereby.

          IN WITNESS WHEREOF, the parties hereto have caused this Amended Agreement to be executed on the day and year first above written.

AMERICAN FIDELITY DUAL                      AMERICAN FIDELITY ASSURANCE COMPANY
STRATEGY FUND, INC. (R)



By:                                         By:
     John W. Rex, President                      John W. Rex, President

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC. (R)
                              2000 N. Classen Blvd.
                          Oklahoma City, Oklahoma 73106
                                 1-800-662-1106

                         SPECIAL MEETING OF SHAREHOLDERS
                                 APRIL 11, 2003

                       PARTICIPANT VOTING INSTRUCTION CARD

                               SEPARATE ACCOUNT A


Name __________________________________  Billing Number ________________________

Accumulation Units in Participant's Account ____________________________________

     With regard to the Special Meeting of Shareholders of American Fidelity Dual Strategy Fund, Inc. (R) to be held on April 11, 2003, or any adjournment thereof, the undersigned participant of a variable annuity contract of the American Fidelity Separate Account named above, which is supported by Fund shares, hereby revokes all prior instructions and instructs American Fidelity Assurance Company, the record holder of the Fund's shares, to cast all votes attributable to the participant's account as follows:

     (1) Approval of the Investment Sub-Advisory Agreement between the Fund and Seneca Capital Management LLC.

           [    ]  FOR               [    ]  AGAINST            [    ]  ABSTAIN

     (2) Approval of the Amended and Restated Management and Investment Advisory Agreement between the Fund and American Fidelity Assurance Company.

           [    ]  FOR               [    ]  AGAINST            [    ]  ABSTAIN

     (3) In their discretion, upon such other business as may properly come before the meeting or any adjournment thereof.

     Please complete this Voting Instruction Card and return it in the enclosed envelope. If you return your Voting Instruction Card without marking your voting instructions, we will cast the votes attributable to your account FOR each of the proposals.

     Your voting instructions are solicited on behalf of the Fund's Board of Directors. The Board of Directors recommends that you vote FOR each of the proposals set forth on this Voting Instruction Card.


DATE_________________________       SIGNATURE ______________________________

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC. (R)
                              2000 N. Classen Blvd.
                          Oklahoma City, Oklahoma 73106
                                 1-800-662-1106

                         SPECIAL MEETING OF SHAREHOLDERS
                                 APRIL 11, 2003

                       PARTICIPANT VOTING INSTRUCTION CARD

                               SEPARATE ACCOUNT B


Name __________________________________  Billing Number ________________________

Accumulation Units in Participant's Account ____________________________________

     With regard to the Special Meeting of Shareholders of American Fidelity Dual Strategy Fund, Inc. (R) to be held on April 11, 2003, or any adjournment thereof, the undersigned participant of a variable annuity contract of the American Fidelity Separate Account named above, which is supported by Fund shares, hereby revokes all prior instructions and instructs American Fidelity Assurance Company, the record holder of the Fund's shares, to cast all votes attributable to the participant's account as follows:

     (1) Approval of the Investment Sub-Advisory Agreement between the Fund and Seneca Capital Management LLC.

           [    ]  FOR               [    ]  AGAINST            [    ]  ABSTAIN

     (2) Approval of the Amended and Restated Management and Investment Advisory Agreement between the Fund and American Fidelity Assurance Company.

           [    ]  FOR               [    ]  AGAINST            [    ]  ABSTAIN

     (3) In their discretion, upon such other business as may properly come before the meeting or any adjournment thereof.

     Please complete this Voting Instruction Card and return it in the enclosed envelope. If you return your Voting Instruction Card without marking your voting instructions, we will cast the votes attributable to your account FOR each of the proposals.

     Your voting instructions are solicited on behalf of the Fund's Board of Directors. The Board of Directors recommends that you vote FOR each of the proposals set forth on this Voting Instruction Card.


DATE_________________________       SIGNATURE ______________________________

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC. (R)
                              2000 N. Classen Blvd.
                          Oklahoma City, Oklahoma 73106
                                 1-800-662-1106

                         SPECIAL MEETING OF SHAREHOLDERS
                                 APRIL 11, 2003

                       PARTICIPANT VOTING INSTRUCTION CARD

                               SEPARATE ACCOUNT C


Name __________________________________  Billing Number ________________________

Accumulation Units in Participant's Account ____________________________________

     With regard to the Special Meeting of Shareholders of American Fidelity Dual Strategy Fund, Inc. (R) to be held on April 11, 2003, or any adjournment thereof, the undersigned participant of a variable annuity contract of the American Fidelity Separate Account named above, which is supported by Fund shares, hereby revokes all prior instructions and instructs American Fidelity Assurance Company, the record holder of the Fund's shares, to cast all votes attributable to the participant's account as follows:

     (1) Approval of the Investment Sub-Advisory Agreement between the Fund and Seneca Capital Management LLC.

           [    ]  FOR               [    ]  AGAINST            [    ]  ABSTAIN

     (2) Approval of the Amended and Restated Management and Investment Advisory Agreement between the Fund and American Fidelity Assurance Company.

           [    ]  FOR               [    ]  AGAINST            [    ]  ABSTAIN

     (3) In their discretion, upon such other business as may properly come before the meeting or any adjournment thereof.

     Please complete this Voting Instruction Card and return it in the enclosed envelope. If you return your Voting Instruction Card without marking your voting instructions, we will cast the votes attributable to your account FOR each of the proposals.

     Your voting instructions are solicited on behalf of the Fund's Board of Directors. The Board of Directors recommends that you vote FOR each of the proposals set forth on this Voting Instruction Card.


DATE_________________________       SIGNATURE ______________________________

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC. (R)

                                      PROXY


     The undersigned, revoking all prior proxies, hereby appoints John W. Rex and Daniel D. Adams, Jr., or either of them (with full power of substitution), as attorneys and agents for the undersigned, to vote as proxies and represent the undersigned at the Special Meeting of Shareholders of American Fidelity Dual Strategy Fund, Inc. (R) to be held in the Arcade Conference Room at 2000 N. Classen Boulevard, Oklahoma City, Oklahoma, on April 11, 2003, at 9:00 A.M., Central Time, and at any adjournment thereof, in connection with the proposals described below, which are discussed in the Proxy Statement for the meeting.

     1. Approval of the Investment Sub-Advisory Agreement between the Fund and Seneca Capital Management LLC.

           [    ]  FOR               [    ]  AGAINST            [    ]  ABSTAIN

     2. Approval of the Amended and Restated Management and Investment Advisory Agreement between the Fund and American Fidelity Assurance Company.

           [    ]  FOR               [    ]  AGAINST            [    ]  ABSTAIN

     3. In their discretion, upon such other business as may properly come before the meeting or any adjournment thereof.

     This proxy is solicited on behalf of the Board of Directors of the Fund.



Dated __________________, 2003      AMERICAN FIDELITY ASSURANCE COMPANY



                                    By _________________________________________
                                       Name:
                                       Title: